UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2011

PEOPLESTRING CORPORATION
 (Exact name of Registrant as specified in its charter)

Delaware	333-163290	90-0436540
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

157 Broad Street, Suite 109 Red Bank, NJ 07701
(Address of principal executive offices)

(732) 741-2840
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Strategic Marketing Agreement

On September 6, 2011, we entered into a strategic marketing agreement (the “Marketing Agreement”) with Cameo Stars, LLC (“Cameo Stars”).

Pursuant to the terms of the Marketing Agreement, Cameo Stars will act as an independent advisor and consultant and provide marketing services with respect to the development of our ShareItUp technology. We have agreed to pay Cameo Stars a monthly retainer fee of twenty-five thousand dollars ($25,000), which shall be recoupable against commissions earned through our ShareItUp program.  The Marketing Agreement provides for a term of a minimum of two (2) months, and permits either party to terminate the Marketing Agreement upon fourteen (14) days written notice.

The Marketing Agreement includes an option for the Company to purchase substantially all of the assets of Cameo Stars, including the employment of the two key executives in exchange for the issuance of 4,000,000 shares of our common stock. The option may be exercised at the sole discretion of the Company at any time on or before the later of (a) the expiration of the Marketing Agreement or (b) March 31, 2012.  A copy of the Marketing Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On September 9, 2011, the Company issued a press release announcing the Marketing Agreement. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Business Advisory Agreement

On September 7, 2011, we entered into a business advisory agreement (the “Business Advisory Agreement”) with Emerging Equity Advisors, Inc. (“Emerging Equity”). Pursuant to the Business Advisory Agreement, the Company will receive assistance in evaluating and obtaining future strategic alliances. The Company has agreed to pay Emerging Equity a total of sixty thousand dollars ($60,000), as well as six hundred thousand shares (600,000) of the Company’s common stock, par value $0.001, in consideration for its services.  The Business Advisory Agreement provides for a term of one (1) year.  A copy of the Business Advisory Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

Officers of the Company presented information and participated in information sessions with analysts and investors during the Rodman & Renshaw Global Investment Conference on September 11, 2011 to September 13, 2011 (the “Rodman & Renshaw Conference”) in New York, New York.

A copy of the presentation materials made available at the Rodman & Renshaw Conference and at any one-on-one investor meetings is being furnished as Exhibit 99.2 hereto.

The information contained in Item 7.01 in this Form 8-K (including Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Exhibits.

(d)	Exhibits.

The following exhibit is furnished herewith:

Exhibit Number	Description
10.1	Strategic Marketing Agreement, dated September 6, 2011.
10.2	Business Advisory Agreement, dated September 7, 2011.
99.1	Press Release of PeopleString Corporation, dated September 9, 2011.
99.2	Slide presentation presented at the Rodman & Renshaw Conference. The slide presentation is furnished and not filed pursuant to Press Release Instruction B.2 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLESTRING CORPORATION

Date: September 14, 2011	By:	/s/ Darin M. Myman
Darin M. Myman
President and Chief Executive Officer